RCI HOSPITALITY HOLDINGS INC

The Innovator in Bar-Restaurant-Entertainment Themed Hospitality

NASDAQ: RICK
Investor Presentation
December 2016
www.rcihospitality.com

Forward Looking Statements

Certain statements contained in this presentation regarding RCI Hospitality future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where applicable, words such as "anticipate," "approximate, " "believe," "estimated," "expect," "goal," "intent," "outlook," "planned," "potential," "will," "would," and similar expressions, as they relate to the company or its management, have been used to identify such forward-looking statements.

All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the company.

Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the company's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Such risks, uncertainties and contingencies include, but are not limited to, risks and uncertainties associated with our future operational and financial results, operating and managing adult businesses, competitive factors, conditions relevant to real estate transactions, cybersecurity, the timing of the openings of other clubs, the availability of acceptable financing to fund corporate expansion efforts, our dependence on key personnel, the ability to manage operations and the future operational strength of management, and the laws governing the operation of adult entertainment businesses.

Additional factors that could cause the company's results to differ materially from those described in the forward-looking statements are described in forms filed with the SEC from time to time and available at www.rcihospitality.com or on the SEC's internet website at www.sec.gov.

Unless required by law, RCI Hospitality does not undertake any obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

RCI HOSPITALITY HOLDINGS INC

Introduction

History

Timeline

- 1983: Founded by Robert Watters as Rick's Cabaret International
- 1995: NASDAQ Initial Public Offering
- 1998: Merged with Eric Langan's publicly traded company of smaller clubs
- 1999: Langan named President and CEO
- 2014: Name change reflected transformation to hospitality company
- 2016: 21st year as a publicly traded company

Financial Snapshot

- FY98: Revenues of $8 million with breakeven results
- FY15: Revenues of $135 million with ~$15 million Free Cash Flow*
- FY16: Implemented Disciplined Capital Allocation Strategy to maximize shareholder value

* Based on net cash provided by operating activities of $16.4M less $1.5M maintenance capital expenditures in the company's 10-K for the fiscal year ended September 30, 2015 on the company's website at www.rcihospitality.com

The Bar-Restaurant-Entertainment Spectrum

Key Traffic Driver*

Entertainment ⟷ **Food**

Rick's Cabaret	Bombshells Restaurant & Bar	Dave & Buster's	chili's
RCI Hospitality	**RCI Hospitality**	**Dave & Buster's**	**Brinker International**
36 clubs featuring beautiful dancers/entertainers	7 sports bars/restaurants open/in development featuring attractive waitresses in uniform and live music	87 sports bars/restaurants with large arcades (US and Canada)**	1,660 casual dining Chili's and Maggiano's with no entertainment (domestic and international)***

* There is no affiliation between RCI, Dave & Buster's and Chili's
** Source: Dave & Buster's Fall 2016 Investor Presentation
*** Source: Brinker International June 9, 2016 Investor Presentation

Leader in Gentlemen's Clubs

Subsidiaries own/operate 36 venues throughout the US

- Powerful brands attract different market segments
- Quality environments, beautiful entertainers, excellent restaurants
- Larger units in big cities, smaller ones in Texas

Licensing Limits Favor Acquisitions

- We acquired ~80% of clubs we own
- To control our fate, we typically acquire the real estate
- Most municipal licenses tied to the physical location
- Few municipalities issuing new licenses

Goal: Acquire More of the Industry's Best

- 3,500 clubs in the US / 500 meet our qualifications
- Many long-term owners interested in selling
- Only public company in the space and access to bank financing makes us the acquirer of choice

Rick's CABARET	Elegant clubs with restaurants
VIVID CABARET	High-end, high-energy club for young professionals
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
CLUB ONYX	High-end clubs for African-American professionals
Jaguars CLUB	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

Fast-Growing Bombshells Chain

First Military-Themed Franchise in Sports Bar Segment

- Leverages expertise in bars, restaurants and entertainment
- Drives traffic through design strategy and attractive Bombshells Girls in uniforms
- Large venues (8,000 sq. ft.+2,400 sq. ft. patio), full bar, scratch kitchen, big flat screen TVs, DJs/live music

Company Owned Units

- 4 Current: Houston (2), Dallas (1), Austin (1)
- 3 in the works in Houston

Franchising Approved in All 50 States

- Potential: Develop 80-100 units
- Wider appeal than competitive brands
- Attracts men, women, singles, couples, and families
- Strong lunch, dinner and late night business


BOMBSHELLS
RESTAURANT & BAR



RCI Business Advantages

Nationwide Scale, Resources and Efficiencies

- Sophisticated systems, purchasing, best practices, training, and innovation
- Ability to maximize management, marketing and profitability
- Implementing easy “plug and play” platform for expansion

More Banks Offering Traditional Commercial Loans

- Finance real estate acquisitions at conventional interest rates
- Refinance higher interest rate mortgages at better terms
- Real estate is a major source of collateral to help finance growth

Industry Landscape

- Most clubs individual owner operated
- Little access to bank or private equity financing

Strong Free Cash Flow ($ in millions)

Significant Feature of Clubs

- High gross margin business (86% in FY15)
- Low capex
- Inventory turns quickly

RCI's FCF Performance

- Averaged 16% of revenues 2011-2015
- Defined as operating cash flow less maintenance capex

FY16 Target*

- $19-$21M (currently expected to be at higher end of range)
- Includes ~$1.0M in tax benefits (for 9 months ended 6/30/16)



$14.9
$19-$21
2015
2016 Target

RCI HOSPITALITY HOLDINGS INC

* For GAAP reconciliation, see the company's news release announcing 3Q16 results, dated August 4, 2016, on the company's website at www.rcihospitality.com

RCI HOSPITALITY HOLDINGS INC

Active Fiscal 2016

Disciplined Capital Allocation Strategy

1. **Use FCF to buy back shares**
   - Compelling after tax yield of 15% with shares in $12 range
2. **Buy / open new units only if:**
   - Risk adjusted return rivals buying our assets in the market
   - There is a significant strategic rationale
3. **Take action if units not performing in line with strategy**
4. **Higher after tax yield buying back stock vs. paying off debt**
   - Only at much higher stock prices does it make sense on a tax adjusted basis to pay down our most expensive (currently 12%) debt at an accelerated rate (assuming no pre-payment penalty)



Target Return to Acquire / Open New Unit:
At Least 2X FCF Return on Buying Back Stock
After Tax Yield
50%
40%
30%
20%
10%
0%
41%
37%
33%
30%
28%
26%
20%
18%
17%
15%
14%
13%
Return Using FCF to Buy Back Shares
$9
$10
$11
$12
$13
$14
Stock Price

Notes

- Based on annual FCF of $18M
- Based on fully diluted shares outstanding of 9.8M at 9/30/16

RCI HOSPITALITY HOLDINGS INC

Increased Share Buybacks, New Dividend, Eliminated Potential Shares

Capital Returned via Buy Backs ($M)



$2.3
$7.3
FY15
FY16

Shares Retired via Buy Backs



225,280
747,081
FY15
FY16

Shares Outstanding (M)



10.3
9.8
9/30/15
9/30/16

FY16 Highlights

- Largest annual buy back in RCI's history reduced shares outstanding: ~5% YoY
- Initiated cash dividend: $0.12 per common annually ($0.03 per quarter)
- Paid off $2.8M convertible debt (including October 2016 final payment), eliminating 230,000 possible new shares
- 49,000 warrants expired in October 2016

Quarter	Shares Bought	Average Price	Total ($M)
1Q16	282,762	$9.88	$2.8
2Q16	218,140	$8.76	1.9
3Q16	106,093	$10.14	1.1
4Q16	140,086	$10.92	1.5
Total	**747,081**	**$9.79**	**$7.3**

Remaining Authorization: $4.7M @ 9/30/16

Restored Sales Growth


Same Store Sales Change (YoY)
-6.3%
-0.7%
0.1%
1.8%
1Q16
2Q16
3Q16
4Q16


Total Sales Change (YoY)
-2.3%
-1.9%
0.1%
0.7%
1Q16
2Q16
3Q16
4Q16

Highlights

- Sales softened going into FY16
- Moved from radio to more effective social media, developed more events to drive traffic
- Both SSS and total sales steadily improved in FY16
- Expect general uptrend to continue in FY17

Last 24 quarters (6 years):

- SSS average: 1.0% year over year
- Range: -6.3% to 9.0% year over year

Improved Bombshells Potential

Sales Change (YoY)



-3.4%
4.1%
13.1%
10.5%
1Q16
2Q16
3Q16
4Q16

Segment Operating Margin



9.1%
11.1%
13.9%
18.1%
4Q15*
1Q16
2Q16
3Q16

Company-Owned Stores

- Favorable trends through FY16
- Closed smallest and only unprofitable unit in 4Q16 (Webster, TX was a "B" destination location test)
- 4Q16 sales up 15.7% (ex-Webster)
- Average Unit Volume of $4M-plus (ex-Webster): More than Outback, Buffalo Wild Wings, Longhorn, Chili's and Red Robin

Moved Franchising Forward

- Refined concept, updated menu, designed prototype
- Authorized to offer franchise in all 50 states
- Named Shannon Glaser VP of Franchise & Concept development
- Glaser sold 120 Twin Peaks franchises (50 open to date), generated millions in upfront fees, made it national brand

* Excludes $0.8M in a loss on leasehold improvements for a prospective space in legal dispute. For GAAP reconciliation, see the company's news release announcing 4Q15 results, dated December 14, 2015, on the company's website at www.rcihospitality.com

Reduced Costs & Expanded Margins

Occupancy Costs (as % of total revenues)


Rent+Interest
11.2%
8.4%
8.1%
3Q14
3Q15
3Q16

YoY Percentage Point Change Non-GAAP Operating Margin*


1.7%
-1.2%
-3.0%
1Q16
2Q16
3Q16

Occupancy Costs Declining

- One of our largest fixed costs
- Benefit from two large club real estate acquisitions
- Expect continued decline due to revenue growth, refinancings, and principal repayments

Operating Margin Expanding

- Increased sales, in particular, service revenues
- Reduced costs as a % of revenues

RCI HOSPITALITY HOLDINGS INC

* For GAAP reconciliation, see "Non-GAAP Financial Measures" section of the company's 10-Qs for June 30, 2016, March 31, 2016 and December 31, 2015 on the company's website at www.rcihospitality.com

Most LT Debt Secured by Real Estate ($ in millions, as of 6/30/16)

Total of $101.4*
Average Weighted Rate: 7.53%



$70.6 Secured by Real Estate (70%)
- Average weighted rate: 6.45%
- Estimated market value ~$120
- Estimated net real estate equity ~$50
- Book equity is only ~$30

$19.3 Secured by Subsidiary Stock (19%)
- Average weighted rate: 10.63%
- Secured by three of the company's more profitable groups of subsidiaries

$6.4 Texas Comptroller Settlement (6%)
- Average weighted rate: 9.54%
- Imputed for accounting purposes
- Paid in monthly installments of $0.12

$1.6 Convertible Debt (2%)
- Average weighted rate: 8.29%

$3.5 Secured by Other Assets (3%)
- Average weighted rate: 7.28%

* Long-Term Debt is $101.0 million net of loan costs

More Aggressive "Portfolio Management"

Develop Brands that Attract Millennials

- 3Q16: Foxy's Cabaret
- 4Q16: Hoops Cabaret and Sports Bar

Open New Units with Higher Potential Return

- Late 4Q16: Hoops (Manhattan)
- 2H17: Three new Bombshells (Houston)

Sell or Close Under-Performing Units Faster

- 4Q16: Sold two clubs
- 4Q16: Closed only non-profitable Bombshells

HOOPS CABARET AND SPORTS BAR

FOXY'S CABARET

RCI HOSPITALITY HOLDINGS INC

Outlook

Strong FY17 Outlook

Key Metrics

- Revenue, margin and EPS growth
- FCF initial target of $18M*
- Continued implementation of Capital Allocation Strategy

New Units

- Hoops: 1Q17 first full quarter
- Foxy's Dallas: 2Q17 first full quarter
- 3 New Bombshells: 2H17

Strong Sports Line Up

- NFL: Vikings return to downtown Minneapolis (3 clubs)
- NFL: "Big Game" in Houston (5 restaurants and clubs)
- MMA: Comes to Madison Square Garden (3 clubs)

Margin Growth

- Sale of Cabaret North and Rick's Indianapolis
- Closure of Bombshells Webster
- Moving Club Onyx Dallas



Total Return RICK vs. S&P
YTD 2016**
23.0%
9.8%
S&P 500
RICK

* FCF $18M initial target based on cash provided by operating activities of ~$20.5M less maintenance capital expenditures of ~$2.5M
** Bloomberg as of 11/30/16

RCI HOSPITALITY HOLDINGS INC

Conclusion

Investment Opportunity

- Growing trend in bar-restaurant-entertainment
- Clubs generate strong free cash flow
- Implementing plan to further enhance FCF
- Can finance growth without raising capital

Disciplined Capital Allocation

- Buying back significant number of shares
- Initiated meaningful dividend
- New units with higher return potential

Long-Term Growth

- Multiple club acquisition opportunities
- Promising sports bar/restaurant franchise


Rick's
CABARET

Entrance to Rick's Cabaret New York in Midtown Manhattan

RCI HOSPITALITY HOLDINGS INC

Appendix

Strong Management Team

Executive	Background
Eric Langan **Chairman, CEO, President**	• President and CEO since 1999 • Involved in nightclub/restaurant business since 1989 • Acquired his first club at age 21 with proceeds from the sale of his baseball cards • Merged his XTC Cabaret chain with RCI in 1998
Ed Anakar **Director of Operations**	• Joined RCI 2003, Director of Operations since 2009 • Grew up in the hospitality industry – started at a young age as a waiter • Worked his way up to district manager for a large management company that operated hotels, restaurants and nightclubs across the US • Launched and operated numerous RCI venues, including Tootsie's Cabaret in Miami, Rick's Cabaret New York, Vivid Cabaret New York, and Bombshells
Phillip Marshall **Chief Financial Officer**	• Joined RCI 2007 as CFO • Began his public accounting career with KMG and became a partner in 1980 • Continued as a partner after merger with Peat Marwick • Partner in charge of the audit practice at Jackson & Rhodes 1992-2003 • Chief Financial Officer of CDT Systems, Inc. (publicly traded) 2003-2006
Travis Reese **EVP & CIO**	• Joined RCI 1999 as VP-Director of Technology • VP with Digital Publishing Resources, Inc. 1995-1997 • Senior network administrator at St. Vincent's Hospital 1997-1999

Detail: More Aggressive "Portfolio Management"

Action	Unit	Location	Timing	Financial Benefit
Re-concepted club New brand	Foxy's Cabaret	Austin	4Q16	Increase revenues & operating profit
Closed restaurant	Bombshells	Webster, TX	4Q16	Eliminate operating loss
Sold club for gain	Rick's Cabaret	Indianapolis	4Q16	$1.8 million note Increase focus on Minneapolis clubs
Sold club for gain	Cabaret North	Fort Worth	4Q16	$3.5 million cash & $1.0 million note Eliminate operating loss
New club New brand Better model	Hoops Cabaret & Sports Bar	Manhattan	4Q16	Increase revenues & operating profit Better cash on cash return
Moved club	Club Onyx	Dallas	1Q17	Increase operating profit
Re-concepted club New brand	Foxy's Cabaret	Dallas	1Q17	Increase revenues & operating profit
New restaurant	Bombshells (Highway 290)	Houston	2H17	Increase revenues & operating profit
New restaurant Better financial model	Bombshells (Pearland)	Houston	2H17	Increase revenues & operating profit Better cash on cash return
New restaurant Better model	Bombshells (Interstate 10)	Houston	2H17	Increase revenues & operating profit Better cash on cash return

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK